UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest event Reported): July 7, 2015 (June 30, 2015)

PEEKAY BOUTIQUES, INC.
(Exact name of registrant as specified in its charter)

Nevada	333-193618	46-4007972
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

901 West Main Street, Suite A

Auburn, WA 98001

(Address of principal executive offices)

1-800-447-2993

(Registrant's telephone number, including area code)

_____________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On June 30, 2015, Christals Acquisition, LLC, a Delaware limited liability company (“Christals”) and wholly-owned subsidiary of Peekay Boutiques, Inc. (the “Company”), and several other subsidiaries of the Company as co-borrowers and/or guarantors, entered into the Fourth Amendment (the “Fourth Amendment”) to the Company’s Financing Agreement, dated December 31, 2012, as previously amended (the “Financing Agreement”) with the Company’s senior lenders party to the Financing Agreement (the “Lenders”), Cortland Capital Market Services LLC, as collateral agent for the Lenders (the “Agent”) and the other parties thereto.

The Fourth Amendment further amends the Financing Agreement as described below. The Financing Agreement was previously amended by three amendment agreements among the parties. A copy of the Fourth Amendment is attached to this report as Exhibit 10.15. Copies of the Financing Agreement and the prior amendments are incorporated by reference herein as specified in Exhibits 10.11, 10.12, 10.13, and 10.14 to this report.

Among other things, the Financing Agreement required:

(1)	that Christals and its subsidiaries maintain a certain leverage ratio for each period of four fiscal quarters ending on June 30, 2015 and September 30, 2015; and

(2)	that Christals and its subsidiaries have liquidity of at least $1,500,000 at all times from June 30, 2015 through September 30, 2015 (the “Financial Covenants”).

Pursuant to the Fourth Amendment, the Lenders consented to, and waived any event of default relating to noncompliance with, the Financial Covenants, subject to the following provisions:

(1)	if any obligations of Christals and the other borrowers and guarantors remain outstanding as of November 15, 2015, then Christals and the other borrowers and guarantors must satisfy

(i)	the original leverage ratio requirement under the Financing Agreement for the period of four fiscal quarters ending September 30, 2015 as set forth in Section 7.03(a) of the Financing Agreement, and

(ii)	the liquidity test at the end of the fiscal quarter ending September 30, 2015 as set forth in Section 7.03(b) of the Financing Agreement; and

(2)

Christals and the other borrowers and guarantors may not make certain Permitted Management Fee (as defined in the Financing Agreement) payments until the Financial Covenants have been satisfied and all obligations of Christals and the other borrowers and guarantors and Commitments (as defined in the Financing Agreement) have been satisfied or terminated, but such Permitted Management Fees shall continue to accrue; and

(3)

Christals agreed to pay to the Administrative Agent (as defined in the Financing Agreement) an exit fee (the “Exit Fee”), for the account of each consenting Lender, in an amount equal to the sum of 0.25% of the aggregate principal amount of the outstanding loans of such consenting Lender, calculated on each of (i) the 15th day of July 2015 and the 15th day of each calendar month thereafter (if any Obligations remain outstanding on such day), and (ii) the last day of July and the last day of each calendar month thereafter (if any Obligations remain outstanding on such day). The Exit Fee is nonrefundable and deemed fully earned as of the 15th day and last day of each calendar month for the Exit Fee that accrues on such day and until paid shall constitute “Obligations” that are secured by “Collateral” (as defined in the Financing Agreement). The Exit Fee is due on the earlier to occur of (A) the Final Maturity Date (as defined in the Financing Agreement) and (B) the date which all of the other Obligations are repaid or required to be repaid in full in cash.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure included in Item 1.01 of this report is incorporated by reference herein.

Item 8.01 Other Events.

The disclosure included in Item 1.01 of this report is incorporated by reference herein.

We do not expect to be able to repay or otherwise satisfy or terminate all of our obligations and comply with the Financial Covenants as of November 15, 2015.  We are therefore seeking to refinance the debt underlying the Financing Agreement, as amended, before this date.  If we determine that we will be unable to refinance the debt by such date, we will seek to obtain additional waivers under the Financing Agreement, as amended.

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Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.11

Financing Agreement, dated December 31, 2012, by and among Christals Acquisition, LLC, Peekay Acquisition, LLC, each of the Subsidiaries listed as a Borrower on the signature pages thereto, each of the Subsidiaries listed as a Guarantor on the signature pages thereto, the Lenders from time to time party thereto, Cortland Capital Market Services LLC, as collateral agent and administrative agent, and CB Agency Services, LLC, as origination agent (incorporated by reference to Exhibit 10.11 to the Company’s Current Report on Form 8-K filed on January 6, 2015)

10.12	First Amendment to Financing Agreement, dated March 31, 2014 (incorporated by reference to Exhibit 10.12 to the Company’s Current Report on Form 8-K filed on January 6, 2015)

10.13	Second Amendment to Financing Agreement, dated September 24, 2014 (incorporated by reference to Exhibit 10.13 to the Company’s Current Report on Form 8-K filed on January 6, 2015)

10.14	Third Amendment to Financing Agreement, dated December 31, 2014 (incorporated by reference to Exhibit 10.14 to the Company’s Current Report on Form 8-K filed on January 6, 2015)

10.15	Fourth Amendment to Financing Agreement, dated June 30, 2015

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PEEKAY BOUTIQUES, INC.

Dated: July 7, 2015	By:	/s/ Lisa Berman
Lisa Berman
Chief Executive Officer

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EXHIBIT INDEX

Exhibit No.	Description

10.11

Financing Agreement, dated December 31, 2012, by and among Christals Acquisition, LLC, Peekay Acquisition, LLC, each of the Subsidiaries listed as a Borrower on the signature pages thereto, each of the Subsidiaries listed as a Guarantor on the signature pages thereto, the Lenders from time to time party thereto, Cortland Capital Market Services LLC, as collateral agent and administrative agent, and CB Agency Services, LLC, as origination agent (incorporated by reference to Exhibit 10.11 to the Company’s Current Report on Form 8-K filed on January 6, 2015)

10.12	First Amendment to Financing Agreement, dated March 31, 2014 (incorporated by reference to Exhibit 10.12 to the Company’s Current Report on Form 8-K filed on January 6, 2015)

10.13	Second Amendment to Financing Agreement, dated September 24, 2014 (incorporated by reference to Exhibit 10.13 to the Company’s Current Report on Form 8-K filed on January 6, 2015)

10.14	Third Amendment to Financing Agreement, dated December 31, 2014 (incorporated by reference to Exhibit 10.14 to the Company’s Current Report on Form 8-K filed on January 6, 2015)

10.15	Fourth Amendment to Financing Agreement, dated June 30, 2015

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